UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2010

Lightwave Logic, Inc.

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(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of Incorporation or Organization)	0-52567 (Commission File Number)	82-049-7368 (I.R.S. Employer Identification No.)

121 Continental Drive, Suite 110, Newark, Delaware	19713
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 302-356-2717

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends that certain Form 8-K filed by the registrant on January 13, 2010. Item 5.02 and Exhibit 10.1 of the Form 8-K contained a typographical error relating to the vesting schedule of a warrant to purchase up to 650,000 shares of the Company’s common stock held by Mr. Philips W. Smith. The correct vesting schedule is as follows: 162,500 warrants vest on January 13, 2010, and the remaining warrants vest in three (3) equal annual installments of 162,500 warrants per year commencing on January 13, 2011.

Other than as described in the preceding paragraph, the registrant has not modified or updated the disclosures in the Form 8-K in any way. Accordingly, this Form 8-K/A should be read in conjunction with the Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTWAVE LOGIC, INC.

By: /s/ James S. Marcelli

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   James S. Marcelli

Dated January 15, 2010